Visa Inc. Fiscal First Quarter 2017 Financial Results February 2, 2017

Fiscal First Quarter 2017 Financial Results2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax and litigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2016, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal First Quarter 2017 Financial Results3 Solid Fiscal First Quarter Results Adjusted net income and diluted EPS growth of 23% and 23%, respectively Repurchased 22.3 million shares of class A common stock in the open market at an average price of $79.77 per share, using $1.8 billion of cash on hand GAAP net income of $2.1 billion or $0.86 diluted EPS, an increase of 7% and 7%, respectively Accelerating growth in payments volume, cross-border commerce and processed transactions Net operating revenue of $4.5 billion, an increase of 25%

Payments Volume

US$ in billions, nominal, except percentages

Quarter ended September – Includes Europe Co-badge Payments Volume*


2015
2016
INTL = International
1,264
U.S. 693
INTL 571
1,858
U.S. 768
INTL 1,091
Total Visa Inc.
800
U.S. 345
INTL 456
1,066
U.S. 409
INTL 656
Credit
464
U.S. 349
INTL 116
793
U.S. 358
INTL 434
Debit

	Total Visa Inc.	Total Visa Inc. Excluding Europe Co-badge *	Credit	Debit
YOY Change *(nominal)*	47%	38%	33%	71%
YOY Change *(constant)*	47%	38%	33%	72%

* Europe volumes, including co-badge, were first included in Visa Inc.'s volumes starting in the quarter ended September 30, 2016. As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Visa co-badge volume is no longer included in reported volume. Visa Inc. payments volume growth, excluding Europe co-badge from the quarter ended September 30, 2016, was 38% on both a nominal and constant basis.

Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.

4 Fiscal First Quarter 2017 Financial Results

VISA

Fiscal First Quarter 2017 Financial Results5 Quarter ended December – Excludes Europe Co-badge Payments Volume* Payments Volume US$ in billions, nominal, except percentages YOY Change (constant) 39% 25% 63% YOY Change (nominal) 24% 62%38% Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 457 INTL 109 INTL 127 U.S. 575 U.S. 631 U.S. 277 U.S. 313 U.S. 298 U.S. 319 INTL 591 INTL 998 INTL 470 INTL 596 INTL 121 INTL 402 U.S. 714 U.S. 803 U.S. 357 U.S. 430 U.S. 357 U.S. 373 1,306 1,800 828 1,025 478 775 INTL = International Total Visa Inc. Credit Debit 2015 2016 * Europe volumes, including co-badge, were first included in Visa Inc.’s volumes starting in the quarter ended September 30, 2016. As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Visa co-badge volume is no longer included in reported volume.

Transactions

in millions, except percentages

Quarter ended December - Excludes Europe Co-badge from Total Transactions*



2015
2016
28,981
38%
Credit
62%
Debit
40,750
35%
Credit
65%
Debit
18,986
27,329
Total Transactions
Processed Transactions

YOY Change **41%** **44%**

* Europe transactions, including co-badge, were first included in Visa Inc.'s total transactions starting in the quarter ended September 30, 2016. As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Visa co-badge transactions are no longer included in total transactions.

Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa's networks.

6 Fiscal First Quarter 2017 Financial Results

VISA

Fiscal First Quarter 2017 Financial Results7 Quarter ended September Total Cards in millions, except percentages 2,442 877 1,565 3,121 1,094 2,027 Visa Inc. Credit Debit Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YOY Change 25% 30%28% 2015 2016

Fiscal First Quarter 2017 Financial Results8 4,353 (788) 3,565 5,502 (1,041) 4,461 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2016 Fiscal 2017 Revenue – Q1 2017 US$ in millions, except percentages YOY Change 32% 25%26% Fiscal 2017 % of Gross Revenues 19% 81% Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.

Fiscal First Quarter 2017 Financial Results9 Revenue Detail – Q1 2017 US$ in millions, except percentages 1,645 1,479 1,031 198 1,918 1,892 1,489 203 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2016 Fiscal 2017 YOY Change 28% 44%17% 2% Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.

Fiscal First Quarter 2017 Financial Results10 Operating Margin – Q1 2017 US$ in millions, except percentages 3,565 1,169 2,396 4,461 1,361 3,100 Net Operating Revenues Operating Expenses Operating Income Fiscal 2016 Fiscal 2017 YOY Change 16% 29%25% 2 ppts 67% 69% Operating Margin Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.

Fiscal First Quarter 2017 Financial Results11 Operating Expenses – Q1 2017 US$ in millions, except percentages 499 194 128 72 120 156 0 571 218 145 80 146 186 15 Personnel Marketing Network & Processing Professional Fees Depreciation & Amortization General & Administrative Litigation Provision Fiscal 2016 Fiscal 2017 YOY Change 14% NM20%22%12%13%12% NM- Not meaningful Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal First Quarter 2017 Financial Results12 Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $13.2 billion at the end of the fiscal first quarter • Adjusted free cash flow of $2.3 billion for the fiscal first quarter • Capital expenditures of $171 million during the fiscal first quarter • Issued $567 million of commercial paper See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal First Quarter 2017 Financial Results13 Financial Outlook for Fiscal Year 2017 Annual net revenue growth 16% to 18% range on a nominal dollar basis, including 2.0 to 2.5 ppts of negative foreign currency impact Client incentives as % of gross revenues 20.5% to 21.5% range Annual operating margin Mid 60s Effective tax rate Low 30s Annual diluted class A common stock earnings per share growth Low 30s on a GAAP nominal dollar basis and mid-teens on an adjusted, non-GAAP nominal dollar basis (see note below), both including 2.5 to 3.0 ppts of negative foreign currency impact Note: The financial outlook for fiscal full-year 2017 includes Visa Europe integration expenses of approximately $80 million for the full-year. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2016 earnings per share results of $2.84. Refer to the accompanying financial tables for further details and a reconciliation of the adjusted fiscal full-year 2016 results.

Appendix

Fiscal First Quarter 2017 Financial Results15 Calculation of Adjusted Free Cash Flow US$ in millions A- Three Months Ended December 31, 2016 Net cash provided by operating activities 2,508 Less: Capital expenditures (171) Adjusted Free Cash Flow 2,337 Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended December 31, 2016, we generated adjusted free cash flow of $2.3 billion, and returned $2.2 billion to investors through stock buybacks of $1.8 billion, and dividends paid of $399 million. We define adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow.